[PHOTO]
                                             Mario J. Gabelli
The
Gabelli
Global
Interactive
Couch Potato(R)
Fund

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434
               The Gabelli Global Interactive Couch Potato(R) Fund
                              Annual Report - 1996

To Our Shareholders:

     In the fourth quarter of 1996, we experienced one of the most breathtaking rallies in stock market history. Investors saw the Clinton victory, combined with the Republicans retaining control of Congress, as the best of all possible worlds and poured money into equities. Blue chip stocks led the post-election charge, with the Standard & Poor's 500 Index (S&P 500) and the Dow Jones Industrial Average (DJIA) surging to record levels. This strong fourth quarter capped a second great year for U.S. equities, concluding one of the best two-year periods in history.

     For the twelve months ended December 31, 1996, the Fund was up 12.5%, compared to the 16.3% return for the Lipper Global Fund Index. The Lipper Global Fund Index covers 30 global open-end mutual funds which may invest in a diversified group of industry sectors. During the fourth quarter ended December 31, 1996, the Fund decreased 0.3% which compares to a return of 4.9% over the same period for the Lipper Global Fund Index.


Investment Performance (a)
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
                                                     Quarter
                                 ---------------------------------------------------
                                  1st           2nd           3rd          4th           Year
                                  ---           ---           ---          ---           ----
1996:    Net Asset Value ......  $12.57        $13.40        $13.22        $11.75       $11.75
         Total Return .........    7.3%          6.6%         (1.3)%        (0.3)%       12.5%
------------------------------------------------------------------------------------------------
1995:    Net Asset Value ......  $10.62        $11.28        $12.30        $11.72       $11.72
         Total Return .........    3.6%          6.2%          9.0%         (1.8)%       17.9%
------------------------------------------------------------------------------------------------
1994:    Net Asset Value ......  $ 9.90        $ 9.97        $10.54        $10.25       $10.25
         Total Return .........   (1.0)%(b)      0.7%          5.7%         (2.8)%        2.5%(b)
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1996 (a)

1 Year ...............................   12.5%

Life of Fund (b) .....................   11.2%
----------------------------------------------

                    Dividend History
-------------------------------------------------------------

Payment (ex) Date        Rate Per Share    Reinvestment Price
-----------------        --------------    ------------------
December 31, 1996           $1.436              $11.75
December 29, 1995           $0.363              $11.72

(a) Average annual and total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
(b)  From commencement of operations on February 7, 1994.
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

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                           Interactive Couch Potato(R)

Interactive         (in' ter ak'  tiv)       Having the capacity for
                                             communication flow in each
                                             direction.*

Couch               (kouch)                  An appellation for the heavy user
                                             of television, depicted in the
Potato              (po ta' to)              metaphor as plopped before the
                                             television set like a vegetable
                    (pe ta' to)              with eyes. The term was coined in
                                             the early 1980s by a group of Baby
                                             Boomers in the San Francisco area
                                             who playfully glorified their
                                             addiction to the tube. Calling
                                             themselves The Couch Potatoes,
                                             they formed a national club and
                                             published a hilarious newsletter
                                             in the couch potato lifestyle
                                             containing bizarre recipes for
                                             that vital companion to the TV
                                             set, the toaster oven. After a
                                             burst of enlistments, the club
                                             quietly disappeared. All that
                                             remains today is the metaphor, and
                                             its current use tends to be more
                                             pejorative than self-mocking or
                                             affectionate.*

* Source: NTCMass Media Directory.

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Comparison of Change in Value of a $10,000 Investment in the Gabelli Global
Interactive Couch Potato(R) Fund, The Lipper Global Fund Index and the S&P 500 Index

[Two line charts depicting comparison]

[First line chart]
Gabelli Global Interactive Couch Potato(R) Fund             $13,590*
The Lipper Global Fund Index                                $13,042

* Past performance is not predictive of future performance.

[Second line chart]
Gabelli Global Interactive Couch Potato(R) Fund             $13,590*
S&P 500 Index                                               $16,604

* Past performance is not predictive of future performance

     Since inception on February 7, 1994, through December 31, 1996, the Fund achieved a total return of 35.9%, which equates to an average annual return of 11.2%. As of December 31, 1996, the Fund's total net assets were $31.8 million.

BARRON'S 1997 Roundtable

     We thought we would share with you excerpts from BARRON's 1997 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

--------------------------------------------------------------------------------

                       -----------------------------------
                                    BARRON'S
                                   ROUNDTABLE

                                       o

                                  MARIO GABELLI
                               ARCHIE MACALLASTER
                                    JOHN NEFF
                                  MARC PERKINS
                                  MICHAEL PRICE
                                   JIM ROGERS
                                  OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                       -----------------------------------
                       (the following has been excerpted:)

                                 Playing Themes

            Our panelists scour the globe for underappreciated stocks

Barron's 1997 Investment Roundtable features an avalanche of ideas - mega-cap and micro-, foreign and domestic, straight equity and derivative - about profitable ways to engage with the markets this year. This second of three Roundtable installments is a distillation of the mid-section of our marathon Jan. 6 gabfest. And it's dominated by the four panelists we put on the stockpicking hot seat during that stretch: Felix Zulauf, Mario Gabelli, Carlene Ziegler and Mike Price (in the order that we grilled them). But it includes, too, considerably more than two cents' worth of (frequently contrary) opinions from the other five stalwarts who graced the table.

     The stocks Felix, Mario, Carlene and Mike came prepared to talk about range from a play on the Polish economy (no kidding) to a little company that's tearing up the ski slopes; from restructuring stories to consolidation dreams. Then there's Mario's "Hall of Shame," and even one single solitary short - but it does encompass an entire market.

     So what are they? For all the juicy details, read the Q&A that follows these brief bios of the knights of the Roundtable who take their stockpicking turns in this issue.

                                                            - Kathryn M. Welling

Mario Gabelli: Iconoclastic, irrepressible, ingenious and indefatigable. The erstwhile auto

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                                       3
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analyst from the Bronx is chairman and chief investment officer of Gamco Inc., the money-management firm otherwise known as Gabelli Asset Management. Mario is also chairman of Gabelli Funds Inc., the adviser to the Gabelli family of mutual funds.

PART 1:  Outlook on the Economy and Stock Market

Q: Mario, what kind of economy do you see?

Gabelli: Oh, 1997 should be another good year, with GDP up about 2% to 3%. We talked a year ago about seeing the early part of a global recovery in '97, but that seems a little further off now. Still, with the currency changes taking place, you could see a pretty decent economy in the second half in Germany and France. Hungary, Poland, the Czech Republic are reasonably strong. Latin America's reasonably good. Southeast Asia, ex-Japan, and the 3.5 billion new consumers around the world, have a pretty good appetite for American goods. Overall, the export side of the house - even with the recent strength of the dollar vis-a-vis the yen and the mark - should be decent. The outlook for '98 is not clear. But for '97, I'm in the 2% inflation camp, trickling up to 3% to 3 1/2% by year-end, and I see long interest rates backed up to a level of stability around 6 3/4% to 7 1/4%.

Q: Everyone always says that.

Gabelli: No. A year ago, long rates were 6.05%, and I argued they would back up to 6 1/2% to 6 3/4% - as they have.

Q: Mario, what's in store for the stock market?

Gabelli: I don't see the market helped by rate changes. Profits, I see up 7%, more or less. So I don't see any gremlins there, though I watch for them. Earnings surprises are clearly the wild card for the market. Valuations are not outrageously high. The flow of funds is incredibly positive. The net inflow into mutual funds in '96 was about $200 billion, compared with $100 billion net in '95. Corporate buybacks announced were about $130 billion in '96. Only completed about $30 billion. But even that is a big number. Corporate dividends were about $100 billion. There are a couple of other elements. The buying of U.S. stocks by non-U.S. holders I see accelerating. So I see the money flow into mutual funds continuing, though it's hard to make the case that it will go up at a higher incremental rate.

     But the big number is not any of those. It is acquisitions. In 1996, we announced $1 trillion on a global basis, $659 billion in the U.S. So whatever we see in mutual fund inflows, dividends, buybacks, net foreign investments will be a paltry number relative to transactions, many of which are for cash.

Q: Isn't that circular? One reason you've had this M&A boom is that the stock market is so high. If it were to drop off for some reason, mergers would, too.

Gabelli: No. In 1995, there were $200 billion in cash deals, retiring shares and putting cash in investors' hands. In 1996, I don't have the final number. Counterbalancing that, last year there was about $48 billion raised in IPOs, which take cash out of the market and put shares in. And another big chunk of cash left the U.S. in '95 to go into foreign markets. But that is a loop. In 1997, that flow of funds is still going to be enormously powerful. Deals will be at an all-time record. Whether, as you saw Gillette do with Duracell, paper will be swapped for paper, or whether cash is exchanged for paper, it's all recycled. I would guess the entire world did $1.2 trillion worth of deals in 1996. In 1997, you are going to see more Boeing/McDonnells. Megadeals like Philip Morris buying Pepsi-Cola. American Express and someone. GTE buying British Telecom.

Q: In any event, is your point that this is going to keep the stock market going up?

Gabelli: Let me keep going. I don't think 1997 is going to be a year in which "three-peats" happen. The Lakers and the Celtics and the Bulls may have been able to do it. But I don't think the market is going to make it three championship seasons in a row. So 1997, even with its powerful flow of funds, will not see another big uplift. However, in light of the powerful flow of funds and all the deal activity, it's going to be a fertile year to get in front of themes like the consolidations in certain industries.

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                                       4
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Q: Utilities?

Gabelli: They're one example. Banks. Brokers. Money managers. There's an incredible consolidation going on in the money-management business!

Q: Does lightning strike twice?

Gabelli: Hit me!

Q: So it will be a terrible market year except for investors?

Gabelli: I didn't say "terrible." I am not where John is, down 15% to 20%.

Neff: I said zip, though, for the year.

Gabelli: That's where I am, as well, for the whole year. More volatility in the market. The flow of funds is so powerful that it doesn't allow a material downdraft from here. At the same time, the places you make money are in spinoffs, split-ups, corporate transactions. On March 14, 1994, when GE went after Kemper, I said that signaled a third wave of takeovers. Each year since, we have seen progressively more, and 1997 is going to be the year of the global behemoths. Scale economics on a global basis are at work. When you see British Telecom buying MCI and then you see GTE thinking about buying British Telecom, it's just phenomenal. The Boeing/McDonnell Douglas and Gillette/Duracell are just a taste of what you will see. And when you have a stock that's up 20 points in a day, you're going to say, "Hey, what else can I buy that's going to be bought?" You are going to have all the speculative fervor of 1986-87, or 1968-69. Whenever Charlie Bluh-dorn was around and Jimmy Ling.

PART 2:  Gabelli Talks Stocks

     In the 'nineties, one of the themes is consolidation. That is, to buy a fragmented industry, get the benefit of synergistic dynamics at work. Eliminate overhead. Use scale economics in the financial and operating areas. We've talked in years past about consolidations in the banks, the brokers, the broadcasters. I added to that the defense industry, the Baby Bells and utilities a year ago.

Gabelli: I'm going to give you a bunch of stocks in discrete industries, but all have one common characteristic: a lot of cash. The first is GC Cos., symbol GCX, the old General Cinema. Harcourt spun it off to their shareholders. The stock closed last week [Jan. 3] at 35. There are 7.8 million shares; fiscal year ends October. They operate theaters, 1,159 screens in 189 locations. The company has about $10 a share in cash, no debt. They have $50 million invested in venture capital, where their record has been lackluster. They will sell a deal, take writeoffs and obfuscate all of the values. EBITDA in the theater business is about $40 million. You could probably sell those theaters today for $320 million-$480 million. The company announced a major change in direction within the last month or so: They are going to buy back one million shares. This is a classic value investment.

Q: The stock hasn't done much, has it?

Gabelli: No, it's traded between 28 and 40. Full disclosure: I own a million shares and I'm nibbling at it; constantly buying.

     One last company in this cash camp, which will segue into an area that you might have an interest in. I'm going to talk about BHC Communications. Stock is at 100, on the Amex. There are 23.9 million shares outstanding - 24 million for Archie. That's a $2.4 billion market cap. What you get is a company with $1.3 billion in cash, no debt. A company that owns three television stations, in L.A., New York and Portland, probably worth another $1.2 billion. Then they own five million shares of United Television Inc., which sells at 87. So, marked to market, that's another $500 million. Marked to model.

Q: Marked to what?

Rogers: To valuations he made up in his model.

Gabelli: Marked to my model of the value of the business, based on what would be paid by a company that wanted to buy the entire enterprise, the company is worth $130 million more than market.

MacAllaster: Herb Siegel [chairman and CEO] is never going to sell.

Gabelli: My point is, you get their network for free. They own a half-interest - and Paramount Television Group owns the other - in the United Paramount Network, UPN, which is the fifth network, or fourth or sixth, depending on who's counting, but most likely the fifth or sixth. That

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                                       5
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network, if it works, could have substantial value down the road. So BHC is attractive.

Gabelli: Now, to Alan's favorite subject: cable. I want to talk about 3.5 billion new eyeballs, i.e., consumers around the world who have an insatiable appetite for American goods and services.

Perkins: Are they interactive couch potatoes?

Gabelli: As you know that is a trademark of Gabelli & Co. and you should bow your head when you say it.

Q: Or pay a royalty.

Gabelli: We all know about what happened to cable in 1996: Satellite bloodied the industry. The concern that telephone was going into cable damaged it. Cable stocks, on balance, fell 40%. But let's look at the positives. First, satellite has four million new consumers. Anyone who has a DirecTV views it as an exceptionally attractive product. I bought it for my house in Moose, Wyo. It works. It's fabulous. Easy to use.

Gabelli: That four-million-user delivery system is growing probably 25%-50% a year over the next several years. But DirecTV has to pay for programs. So if you're an International Family Entertainment with the Family Network, they have to pay you. And, since they don't have nearly as many subscribers as, say, TCI [Tele-Communications Inc.], they pay you a higher-than-average rate. So Family Entertainment is getting 20 cents per set of eyeballs as opposed to 11 cents. Secondly, it's getting

-------------------------------------------------------
                    GABELLI'S PICKS
-------------------------------------------------------
                                                Price
Company                  Sym.      Exch.        1/6/97

GC Cos.                  GCX       NYSE         36-1/4
-------------------------------------------------------
BHC Comm                 BHC       ASE          102-3/8
-------------------------------------------------------
Int'l Family Ent         FAM       NYSE         16-5/8
-------------------------------------------------------
BET                      BTV       NYSE         29-1/2
-------------------------------------------------------
Liberty  Media           LBTYA     NNM          28-3/8
-------------------------------------------------------
HSN                      HSNI      NNM          23
-------------------------------------------------------
Viacom                   VIA       ASE          34
-------------------------------------------------------
Time Warner              TWX       NYSE         37-1/4
-------------------------------------------------------
=======================================================

incremental growth in eyeballs at an accelerating rate. Enlarging its advertising base. So a Family Entertainment has a powerful uplift to its revenue stream. Family Entertainment, symbol FAM, is run by our dear friends in Virginia. It closed Friday [Jan. 3] up 1 3/8, to $17. And 17 times 48 million shares is an $850 million market value. There's about $140 million of debt. The Family Channel itself had a cash-flow run rate in the fourth quarter of $100 million. So it's selling at 8.5 times. They also own 72% of FiT TV, which is 10% owned by Liberty, 10% by Reebok, and is cash-flow negative. They have a piece of a cable channel in China. They gave up on the Pakistani telephone venture after they read my comments last year in Barron's. Have a piece of an equity in Latin America. They got out of their cable channel in the U.K., but took back a 5% stake in the buyer, Flextech PLC, a U.K. company controlled by TCI's TCI International unit. Bottom line: This stock, if they had nothing else, would be worth probably $28-$30 a share. Family Channel's EBITDA margins are growing substantially. They've started originating better programming through MTM Entertainment, their Mary Tyler Moore production company, on Family Channel. That's increasing its penetration. I think the company will be sold. Pat Robinson has a problem. He doesn't want to give up the 700 Club, which has a time slot in prime time. The buyer has to find a way to let him not give that up. The second cable programmer I like is Black Entertainment, or BET Holdings. I recommended it at 16. I recommended it at 23. It's 29. This wonderful niche market, Bob Johnson dominates. He's in front of 98% of African-American households in the U.S. He bought back three million shares from Warner. There are 17.5 million outstanding. They had $1.20 in fiscal '96 earnings, the year ends in July. This year they'll do about $1.40-$1.45. They have some start-up ventures, BET On Jazz. It is going cash-flow negative by about $6 million.

     The third company I want to talk about is Liberty Media, my favorite in this area. There are 185 million shares; the stock is 28. But they've just announced a 3-for-2 split.

Q: Where did you recommend that last year?

Gabelli: At 29, probably. FAM has also split since last year, I recommended it at the equivalent of 13 1/2. Liberty Media has about $45 of asset values [all figures pre-split].

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They converted their ownership of Turner into about 55 million shares of Time
Warner. They've announced plans to spin that off to the shareholders. That's about $11 of value in Spinco. So I'm really buying the stock at $28 today minus the $11, or for $17 a share, pre-split. There are 185 million shares, no debt, $300 million in cash. You get 49% of the Discovery Channel, which is one of the best in cable - travels well globally. You get a piece of QVC. A piece of Family, of Black Entertainment. A piece of a whole series of sports networks. The company is buying back its own stock. This is a terrific way to capture eyeballs on a global basis.

     Another company I'm going to recommend is new, HSN Inc., symbol HSNI. It's the merger of Silver King Communications, Savoy Pictures and Home Shopping Network, Barry Diller's vehicle for fame and success, or ignominy and defeat. There are about 57 million shares out not including Diller's 10 million options. He is motivated to make this succeed! The stock is trading at 24. There's a 273-page merger document out, you can read it. But there are only two pages you need to read.

Q: You're not going to read it .

Gabelli: I've read it; you can, too.

Q: We meant here.

Gabelli: Only page 141, which has the projections, and page 171, which has the balance sheet. There are a couple of technical issues dealing with their ownership of TV stations. But essentially, I think Home Shopping Network becomes a wonderful vehicle for Barry Diller. I don't have any numbers. It's a $1 billion speculation. The station licenses could have substantial value, if something called duopoly - that is, the one-TV-station-per-market rule - is changed. Also a lot of changes could take place in cable because of something called "must-carry," an FCC rule that the Supreme Court is looking at. If duopoly happens and must-carry stays, the stock triples.

Q: And if it's the other way around?

Gabelli: You will have some short-term fluctuations in the stock.

Q: Let me ask, is this going to be home shopping exclusively?

Gabelli: No. Home Shopping has been turned around. They're doing a good job on the basics. Getting more per consumer in terms of fulfillment, cash flow. I'll give you some numbers that are very achievable based on what he created at QVC and what it did: EBITDA in Home Shopping Network in 1996 were estimated at $70 million on $1.1 billion of revenues. They go to $125-$165-$200-$235-$275 million. This will become much more visible when QVC, which Comcast owns, goes public at some point. I think Barry is thinking of creating "city television," something that appeals to the urban viewer, because that's where his stations are. He clearly is one of those gifted individuals who understand in a three-, four-, five-dimensional way, what the viewer wants to see. He has done it at Paramount, Disney, Fox. He is terrific. He's going to do it again, even if he doesn't have scale economies.

Q: What else, dare we ask?

Gabelli: Time Warner and Viacom. Viacom at 35. I think Sumner Redstone sells a piece of the radio stations, or all of them, sells a piece of Blockbuster, focuses on the basic business. It's not a cable play but a cable-network play. Time Warner, I can always talk about. With the Turner deal behind them, they will resolve their issues with US West Media and that should work exceptionally well.

Q: Well, thank heavens. I mean, thanks, Mario.


                                                        Reprinted by Permission.

                                             The views expressed in this article
                                                  reflect those of the portfolio
                                                  manager as of its writing. The
                                                  manager's views are subject to
                                              change at any time based on market
                                                           and other conditions.

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                                       7

THE PORTFOLIO

Global Allocation

     The chart at the right represents the Fund's holdings by geographic region as of December 31, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

HOLDINGS BY GEOGRAPHIC REGION - 12/31/96

[Pie chart with the following data points]

United States                      69.3%
Europe                             16.7%
Asia/Pacific Rim                    7.0%
Canada                              4.9%
Latin America                       2.1%

Equity Mix

     As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

[Pie chart with the following data points]

Copyright/Creativity               53.8%
Distribution                       46.2%

     The chart above depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1996.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corporation (CVC - $30.625 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.7 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC participates in a 50-50 venture that manages Madison Square Garden and owns Rainbow Programming which has interests in cable TV networks (Bravo, AMC, News 12 Long Island, and various sports channels). Having already upgraded its cable systems, CVC is well-positioned to begin offering telephony, high speed data and enhanced video services. We believe CVC's PMV is about $90 per share.

Havas (Sub. Deb. Cv., 3.00%, 12/31/97; HAVSY - $17.125 - NASDAQ), the second largest multimedia company in Europe, is involved in advertising, publishing and tourism. The company has a good mix of cyclical and non-cyclical businesses. With investments in CANAL +, the pay T.V. channel; EuroRSCG, Europe's leading advertising consultancy firm; and CLT, one of Europe's main television and radio operators, Havas is in a position to build a powerful multimedia group.

Microsoft Corporation (MSFT - $82.625 - NASDAQ) develops, manufactures, licenses, sells and supports a wide range of software products, including operating system platforms for personal computers (PCs), workstations, and servers; business and consumer applications for productivity, reference, education, and entertainment; and development tools. The company is strategically positioned at the crossroads of copyright/creativity and distribution. Its core operating system products - Windows 3."x", Windows 95, and Windows NT - represent the lion's share of an expanding market, driven by the growth of PCs both in the United States and internationally. Its applications software products, especially Microsoft Office, have become standards in corporate and consumer environments. As Bill Gates noted in his now famous memo about the growth potential of the Internet, Microsoft is committed to becoming the dominant Internet and Intranet software company. This combination of product mix and distribution channels, with the additional upside of the Internet/Intranet, makes Microsoft one of the dominant software producers for the future.

News Corporation Ltd. (NWS - $20.875 - NYSE) is engaged in newspaper and magazine publishing and, as the owner of 20th Century Fox and Fox Broadcasting, in film operations and television broadcasting. The company is also engaged in commercial printing, book publishing and distribution, air transportation, record and cassette production and distribution. News Corp. is a global enterprise. Satellite television operations include 64% of Star Television and 40% of British Sky Broadcasting.

Providence Journal Company (PRJ - $30.625 - NYSE) signed a definitive agreement to be acquired by A.H. Belo Corp. (BLC - $34.875 - NYSE) for about $1.5 billion in cash and stock, making Belo one of the nation's largest television broadcasters and expanding its newspaper operations. The purchase will give Belo nine television stations, making it the 10th-biggest U.S. broadcaster, reaching 12.3% of the nation's TV viewers. Belo, the publisher of the Dallas Morning News, will also get two newspapers, including the Providence Journal-Bulletin, and cable programming businesses. The purchase follows a string of newspaper acquisitions by Belo in the past year. It also comes amid an acquisition frenzy in the television industry as companies take advantage of changes in ownership rules. Under terms of the agreement, Providence Journal shareholders will receive $12.33 in cash and 0.5333 shares of Belo Series A common stock for each of their shares. This values Providence Journal at $30.93 a share, based on Belo's price of $37.875. Providence Journal shareholders also have the option of receiving all cash or all stock for their shares subject to certain proration mechanisms. The transaction is expected to close during the first quarter of 1997.

Pulitzer Publishing Company (PTZ - $46.375 - NYSE) is a diversified media company whose assets include newspapers and television and radio broadcasting operations. The company publishes two metropolitan newspapers, the St. Louis Post-Dispatch and the Arizona Daily Star, and has recently acquired the Scripps League Newspapers, thereby picking up 16 daily newspapers in smaller cities in the West and Midwest. Pulitzer also has valuable TV properties in Orlando, Florida, Greenville, South Carolina and New Orleans, Louisiana.

Telefonica de Espana (TEF - $69.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunications operators in the region. Its portfolio of publicly-traded Latin American companies includes: Compania de Telefonos de Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operators in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $28.5625 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner (TWX - $37.50
- NYSE), the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $20.875 - NYSE), and Tele-Communications International, Inc. (TINTA - $13.25 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Viacom Inc. (VIA - $34.50 - ASE; VIA'B - $34.875 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Minimum Initial Investment - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Furthermore, The Gabelli Global Interactive Couch Potato(R) Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GICPX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,


/s/ Mario J. Gabelli, CFA                    /s/ Marc J. Gabelli

Mario J. Gabelli, CFA                        Marc J.  Gabelli
President                                    Portfolio Manager


                                             /s/ Ivan Arteaga, CPA

                                             Ivan Arteaga, CPA
                                             Associate Portfolio Manager

February 3, 1997

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1996
================================================================================

                                                                      Market
    Shares                                              Cost          Value
    ------                                              ----          -----

              COMMON STOCKS -- 98.58%
              COPYRIGHT/CREATIVITY COMPANIES -- 53.01%
              ADVERTISING -- 0.21%
      6,250   More Group ........................   $    63,658   $    67,021
                                                    -----------   -----------
              CABLE PROGRAMMERS -- 9.14%
     11,000   BET Holdings, Inc.+ ...............       208,600       316,250
      5,000   CANAL + Spons. ADR ................       148,613       220,438
     40,000   Flextech plc+ .....................       264,035       464,223
     15,000   Gaylord Entertainment
                Company .........................       310,739       343,125
     17,850   HSN, Inc.+ ........................       408,783       423,938
     18,125   International Family
                Entertainment, Inc.+ ............       239,275       280,938
     30,000   Tele-Communications, Inc./
                Liberty Media Group Cl. A .......       758,236       856,875
                                                    -----------   -----------
                                                      2,338,281     2,905,787
                                                    -----------   -----------
              ENTERTAINMENT PRODUCTION -- 3.91%
     12,695   All American
                Communications, Inc.+ ...........       109,136       171,391
     10,000   All American Communications,
                Inc. Cl. B+ .....................        71,585       100,000
     70,000   Alliance Entertainment
                Corp ............................       301,410       131,250
      6,100   Ascent Entertainment
                Group Inc.+ .....................        91,558        98,363
     19,000   Cinergi Pictures
                Entertainment, Inc.+ ............        42,849        37,406
     12,000   EMI Group plc ADR .................       182,190       283,391
     24,000   Golden Harvest
                Entertainment Ltd. ..............         7,806         8,068
      3,000   Grammy Entertainment plc ..........        29,024        34,152
     70,000   Shaw Brothers
                (Hong Kong) Ltd. ................        86,605        83,269
     40,000   Spelling Entertainment Inc. .......       309,208       295,000
                                                    -----------   -----------
                                                      1,231,371     1,242,290
                                                    -----------   -----------
              GAMING -- 2.94%
      1,500   Bay Meadows Operating
                Company .........................        24,375        61,313
      4,000   Churchill Downs
                Incorporated ....................       175,938       144,000
      7,500   ITT Corporation+ ..................       337,312       325,313
     75,000   Ladbroke Group plc ................       192,395       296,777
      5,000   Mirage Resorts,
                Incorporated+ ...................        47,002       108,125
                                                    -----------   -----------
                                                        777,022       935,528
                                                    -----------   -----------
              GLOBAL MEDIA AND ENTERTAINMENT -- 12.50%
     35,000   Havas ADR .........................       683,262       612,647
     25,000   News Corporation
                Limited ADR .....................       500,898       521,875
      6,000   News Corporation Limited
                Preference Shares ADR ...........        91,228       105,750
      1,500   PolyGram NV ADR ...................        60,313        74,625
      7,500   Seagram Company Ltd. ..............       252,563       290,625
      1,200   Sony Corporation ADR ..............        66,299        78,750
     25,000   Time Warner Inc. ..................       912,780       937,500
     25,000   Viacom Inc. Cl. A+ ................       895,562       862,500
      5,000   Viacom Inc. Cl. B+ ................       165,630       174,380
      4,500   Walt Disney Company ...............       285,741       313,313
                                                    -----------   -----------
                                                      3,914,276     3,971,965
                                                    -----------   -----------
              INFORMATION PUBLISHING -- 1.90%
      8,000   Berlitz International, Inc.+ ......       109,750       167,000
     15,000   Data Broadcasting
                Corporation+ ....................        92,634       105,000
      3,000   Elsevier NV Spons. ADR ............        57,250       101,250
      3,000   Reuters Holdings plc ADR ..........       164,990       229,500
                                                    -----------   -----------
                                                        424,624       602,750
                                                    -----------   -----------
              PUBLISHING -- 15.70%
      1,000   AC Nielsen Corporation+ ...........        15,159        15,125
     35,000   American Media Inc. Cl. A+ ........       220,887       205,625
     20,000   Arnoldo Mondadori
                Editore SpA+ ....................       144,114       162,714
      2,500   Belo (A.H.) Corporation ...........        79,813        87,188
      3,500   Central Newspaper, Inc. Cl. A .....       135,800       154,000
      5,000   CEP Communications ................       377,048       353,083
      1,440   CEP Communications
                Warrants Exp: 12/1/97 ...........         4,359         1,165
        300   Filipacchi Medias .................        37,408        66,763
     17,000   Golden Books Family
                Entertainment, Inc.+ ............       181,585       189,125
      8,000   Harte-Hanks
                Communications Company ..........       177,933       222,000
      5,000   Houghton Mifflin Company ..........       213,188       283,125
     40,425   Independent
                Newspapers Ltd. .................       127,484       205,321
      6,000   Knight-Ridder Inc. ................       187,553       229,500
     11,500   Lee Enterprises,
                Incorporated ....................       203,962       267,375
      6,000   McGraw-Hill Companies, Inc. .......       216,287       276,750
      8,000   Media General, Inc. Cl. A .........       184,696       242,000
      6,500   Meredith Corporation ..............       144,937       342,875
     50,000   Nation Multimedia Group
                Limited .........................        77,769       146,199
      5,000   New York Times Company
                Cl. A ...........................       124,000       190,000
     12,000   Pulitzer Publishing
                Company .........................       362,850       556,500
      3,000   Reed International plc ADR ........        72,250       113,250
      3,000   Scripps Company ...................        87,097       105,000
    200,000   South China Morning
                Post Holdings ...................       128,617       165,503


    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

                                                                      Market
    Shares                                              Cost          Value
    ------                                              ----          -----
              COMMON STOCKS (Continued)
      3,500   Times Mirror Company Cl. A ........   $    68,373   $   174,125
     10,000   United Newspapers plc ADR .........       162,250       233,750
                                                    -----------   -----------
                                                      3,735,419     4,988,061
                                                    -----------   -----------
              SOFTWARE -- 6.71%
     10,000   BBN Corporation ...................       207,375       225,000
      6,431   CUC International, Inc. ...........        28,436       152,736
     10,000   H&R Block Inc. ....................       259,121       290,000
      2,500   Intel Corporation .................       147,321       327,344
      8,000   Microsoft Corporation+ ............       338,881       661,000
     25,000   Novell Inc. .......................       261,550       236,719
     37,000   NTN Communications, Inc.+ .........       201,412       141,063
     10,500   StarSight Telecast, Inc.+ .........        51,406        98,438
                                                    -----------   -----------
                                                      1,495,502     2,132,300
                                                    -----------   -----------
              TOTAL COPYRIGHT/
                CREATIVITY COMPANIES ............    13,980,153    16,845,702
                                                    -----------   -----------
              DISTRIBUTION COMPANIES -- 45.57%
              BROADCASTING -- 10.62%
     44,000   Ackerley
                Communications, Inc. ............       217,389       517,000
      2,000   BHC Communications,
                Inc. Cl. A+ .....................       156,550       202,750
     16,563   Can West Global
                Communications Corp. ............        85,596       172,758
      2,500   Carlton Communications
                plc ADR .........................        72,625       111,250
      4,500   Chris-Craft Industries, Inc.+ .....       149,561       188,438
        300   Europe 1 Communication ............        80,245        63,584
      2,000   Fisher Companies Inc. .............       109,500       196,000
      2,500   Heritage Media
                Corporation Cl. A+ ..............        21,469        28,125
     25,000   Jacor Communications,
                Inc. - Warrants+ ................        75,000        50,000
      4,000   LIN Television Corporation+ .......       113,184       169,000
      1,100   Nippon Television
                Broadcasting ....................       287,828       332,757
     10,000   Osborn Communications
                Corporation+ ....................        75,125       148,906
     15,000   Paxson Communications
                Corporation .....................       112,353       118,125
     50,000   Television Broadcasting Ltd. ......       192,049       199,767
      1,000   Television Francaise 1 ............       101,298        95,568
     20,000   The Providence Journal
                Company+ ........................       300,000       612,500
     10,000   Tokyo Broadcasting System .........       167,935       152,982
     25,000   Video Jukebox Network Inc. ........        31,550        16,406
                                                    -----------   -----------
                                                      2,349,257     3,375,916
                                                    -----------   -----------
              CABLE DISTRIBUTION -- 8.92%
     30,000   Cablevision Systems
                Corporation Cl. A+ ..............     1,051,562       918,750
     20,000   Comcast Corporation ...............       252,125       272,500
     25,000   Comcast Corporation Cl. A .........       423,263       440,625
      3,474   Comcast Corporation
                Special Cl. A ...................        51,668        61,881
      5,000   International CableTel
                Incorporated ....................        86,250       126,250
     20,000   Tele-Communications,
                Inc. Cl. A ......................       251,253       261,250
     20,000   Tele-Communications
                International, Inc. Cl. A+ ......       314,125       265,000
     40,000   United International
                Holdings Inc. Cl. A .............       576,643       490,000
                                                    -----------   -----------
                                                      3,006,889     2,836,256
                                                    -----------   -----------
              ENTERTAINMENT DISTRIBUTION -- 1.91%
     16,000   GC Companies, Inc.+ ...............       500,444       554,000
      3,000   Lodgenet Entertainment
                Corporation+ ....................        27,288        53,250
                                                    -----------   -----------
                                                        527,732       607,250
                                                    -----------   -----------
              EQUIPMENT -- 3.57%
      2,200   Ericsson (L.M.) Telephone
                Company ADR .....................        25,286        66,413
     10,000   Lucent Technologies, Inc. .........       270,000       462,500
        200   Nokia Corp. Spons. ADR ............         5,717        11,525
      3,000   Northern Telecom Limited ..........       122,556       185,625
     12,500   Scientific-Atlanta, Inc. ..........       199,699       187,500
     20,000   Trans-Lux Corporation .............       185,125       220,000
                                                    -----------   -----------
                                                        808,383     1,133,563
                                                    -----------   -----------
              INTERNATIONAL TELEPHONE -- 8.40%
     12,500   BC TELECOM Inc. ...................       219,420       270,332
      7,500   BCE Inc. ..........................       253,670       358,125
     17,000   Cable & Wireless plc ADR ..........       352,262       418,625
     75,000   CPT Telefonica del Peru Cl. B .....       168,866       140,408
          8   Japan Telecom Co. Ltd.+ ...........       179,248       179,084
         10   Nippon Telegraph &
                Telephone Corp. .................        81,575        75,886
      7,000   Telecomunicacoes
                Brasileiras S.A. (Telebras)
                Spons. ADR ......................       202,793       535,500
     10,000   Telefonica de Espana ADR ..........       433,683       692,500
                                                    -----------   -----------
                                                      1,891,517     2,670,460
                                                    -----------   -----------
              SATELLITE COMMUNICATIONS-- 2.47%
     22,000   COMSAT Corporation ................       508,756       541,750
      3,000   General Motors
                Corporation Cl. H ...............       113,247       168,750
      2,000   PanAmSat Corp.+ ...................        55,600        56,000
      2,000   TCI Satellite
                Entertainment, Inc.+ ............        23,942        19,750
                                                    -----------   -----------
    701,545                                                           786,250
                                                    -----------   -----------
              TELECOMMUNICATIONS -- 0.88%
           10,667        Metromedia International
                           Group Inc.+...........       124,850       105,337
           6,000Tel-Save Holdings, Inc.+ ........        55,000       174,000
                                                    -----------   -----------
                                                        179,850       279,337
                                                    -----------   -----------


    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

   Principal
    Amount                                                            Market
   or Shares                                            Cost          Value
   ---------                                            ----          -----

              COMMON STOCKS (Continued)
              TELECOMMUNICATIONS:  LONG DISTANCE--1.53%
         50   DDI Corp ..........................   $   401,727   $   331,029
      5,000   Teleport Communications
                Group Inc. Cl. A+ ...............       111,412       152,500
                                                    -----------   -----------
                                                        513,139       483,529
                                                    -----------   -----------
              U.S. REGIONAL OPERATORS -- 0.86%
      6,000   GTE Corporation ...................       204,050       273,000
                                                    -----------   -----------
              WIRELESS COMMUNICATIONS -- 6.41%
      5,000   Advanced Information
                Services Ltd ....................        74,683        42,495
      5,000   AirTouch Communications,
                Inc.+ ...........................       113,900       126,250
     10,000   American Mobile Satellite
                Corporation+ ....................       135,824       122,500
     24,000   American Portable
                Telecom, Inc.+ ..................       216,425       195,000
     42,500   Centennial Cellular Corp. .........
                Cl. A ...........................       650,682       515,313
      6,000   Himachal ..........................        52,375         6,750
     12,500   NEXTEL Communications,
                Inc. Cl. A+ .....................       159,289       163,281
     15,000   Rogers Communications,
                Inc. Cl. B+ .....................       132,750       106,875
    175,000   Telecom Italia Mobile SpA .........       212,713       442,111
      3,000   Telephone and Data
                Systems, Inc. ...................       118,963       108,750
      5,000   Vodafone Group plc ADR ............       145,705       206,875
                                                    -----------   -----------
                                                      2,013,309     2,036,200
                                                    -----------   -----------

              TOTAL DISTRIBUTION
                COMPANIES .......................    12,189,954    14,470,236
                                                    -----------   -----------

              TOTAL COMMON STOCKS ...............    26,175,824    31,327,463
                                                    -----------   -----------
              CONVERTIBLE CORPORATE BONDS -- 2.54%
              CABLE PROGRAMMERS -- 1.63%
$   500,000   HSN, Inc. Sub. Deb. Cv.
                5.875%, 03/01/06 ................       500,000       520,000
                                                    -----------   -----------
              ENTERTAINMENT -- 0.74%
     50,000   Savoy Pictures Entertainment,
                Inc. Sub. Deb. Cv.
                7.00%, 07/01/03 .................        40,706        41,000
    200,000   Viacom Inc. Sub. Deb. Cv.
                8.00%, 07/07/06 .................       136,249       193,250
                                                    -----------   -----------
                                                        176,955       234,250
                                                    -----------   -----------
              MEDIA -- 0.17%
   218,750(a) Havas Sub. Deb. Cv.
                3.00%, 12/31/97 .................        41,629        54,417
                                                    -----------   -----------
              TOTAL CONVERTIBLE
                CORPORATE BONDS .................       718,584       808,667
                                                    -----------   -----------
              CONVERTIBLE PREFERRED STOCKS -- 0.09%
              PUBLISHING -- 0.09%
     500      Golden Books Family
                Entertainment, Inc.
                8.75% Cv. Pfd ...................        25,000        28,375
                                                    -----------   -----------

              TOTAL CONVERTIBLE
                PREFERRED STOCKS ................        25,000        28,375
                                                    -----------   -----------

              TOTAL
                INVESTMENTS -- 101.21% ..........   $26,919,408*   32,164,505
                                                    ===========

              Liabilities, in excess of
                Other Assets -- (1.21)% ..........                   (385,508)
                                                                  -----------

              NET ASSETS -- 100.00%
                (2,704,471 shares
                outstanding) ....................                 $31,778,997
                                                                  ===========

              Net Asset Value And
                Redemption Price Per Share ......                      $11.75
                                                                  ===========

----------
  +   -- Non-income producing security.
  ADR -- American Depositary Receipt.
  GDR -- Global Depository Receipt.
  (a) -- Principal amount denoted in French Francs.
   *  For Federal income tax purposes:
      Aggregate cost ............................                 $26,919,408
                                                                  ===========
      Gross unrealized appreciation .............                   6,484,493
      Gross unrealized depreciation .............                  (1,239,396)
                                                                  -----------
      Net unrealized appreciation ...............                 $ 5,245,097
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
December 31, 1996
================================================================================
Assets:
    Investments in securities, at value
      (Cost $26,919,408) ..................................        $ 32,164,505
    Cash ..................................................              14,942
    Receivable for Fund shares sold .......................              10,701
    Receivable for investments sold .......................             490,176
    Dividends and interest receivable .....................              53,373
    Deferred organizational expenses ......................              26,583
                                                                   ------------
      Total Assets ........................................          32,760,280
                                                                   ------------
Liabilities:
    Payable to Custodian ..................................             177,930
    Payable to Advisor ....................................              27,303
    Payable for distribution fees .........................               6,614
    Payable for investments purchased .....................             408,784
    Payable for Fund shares redeemed ......................              51,735
    Dividend payable ......................................             130,898
    Other accrued expenses ................................             178,019
                                                                   ------------
      Total Liabilities ...................................             981,283
                                                                   ------------
      Net Assets (applicable to 2,704,471
        shares outstanding) ...............................        $ 31,778,997
                                                                   ============
      Net asset value and redemption
        price per share .........................                      $11.75
                                                                       ======

Net Assets Consist of:
    Capital Stock, at par value ...........................        $      2,704
    Additional paid-in capital ............................          26,680,332
    Distributions in excess of
  net realized gain .......................................            (147,022)
    Net unrealized appreciation on
  investments and assets and liabilities
denominated in foreign currencies .........................           5,242,983
                                                                   ------------
      Net Assets ..........................................        $ 31,778,997
                                                                   ============


Statement of Operations For the Year Ended
December 31, 1996
================================================================================
Investment Income:
    Dividends (Net of foreign taxes of $33,830) ................   $    396,977
    Interest ...................................................         75,818
                                                                   ------------
      Total income .............................................        472,795
                                                                   ------------
Expenses:
    Investment Advisory fee ....................................        349,604
    Transfer and shareholder servicing agent ...................        111,911
    Distribution expenses ......................................         87,392
    Custodian fees and expenses ................................         51,716
    Printing and mailing .......................................         32,991
    Legal and audit fees .......................................         32,424
    Registration fees ..........................................         21,929
    Amortization of organization expenses ......................         13,748
    Directors' fees ............................................          5,831
    Miscellaneous ..............................................         12,700
                                                                   ------------
      Total expenses ...........................................        720,246
                                                                   ------------
Net Investment Loss ............................................       (247,451)
                                                                   ------------
Net Realized and Unrealized Gain on
    Investments :
    Net realized gain on investments and
  foreign currency transactions ................................      3,431,462
    Net change in unrealized appreciation ......................        850,290
                                                                   ------------
      Net gain on investments ..................................      4,281,752
                                                                   ------------
Net increase in net assets resulting from
    operations .................................................   $  4,034,301
                                                                   ============


Statement of Changes in Net Assets
================================================================================

                                                                 Year Ended         Year Ended
                                                              December 31, 1996  December 31, 1995
                                                              -----------------  -----------------
Increase in Net Assets:
    Net investment loss ..................................      $   (247,451)      $    (21,475)
    Net realized gain on investments .....................         3,431,462            894,984
    Net change in unrealized appreciation ................           850,290          3,763,535
                                                                ------------       ------------
      Net increase in net assets resulting from operations         4,034,301          4,637,044
                                                                ------------       ------------
    Distributions from net realized gains ................        (3,479,394)          (945,951)
                                                                ------------       ------------
    Share transactions-- net .............................          (214,945)         2,916,457
                                                                ------------       ------------
      Net increase in net assets .........................           339,962          6,607,550

Net Assets:
    Beginning of period ..................................        31,439,035         24,831,485
                                                                ------------       ------------
    End of period ........................................      $ 31,778,997       $ 31,439,035
                                                                ============       ============


    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The primary investment objective of The Gabelli Global Interactive Couch Potato Fund(R) (the "Fund") is capital appreciation. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on February 7, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the
Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency,

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1996, the Fund had sold short the following forward foreign currency contract:

                                      Settlement                      Unrealized
     Amount/Currency                     Date            Value           Loss
     ---------------                  ----------         -----        ----------
     5,811,375  Hong Kong Dollar       8/15/97         $750,892          $892
                                                       ========          ====

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 16, 1993, permit the Fund to issue 200,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                                 Year Ended                         Year Ended
                                                              December 31, 1996                  December 31, 1995
                                                        ----------------------------       ----------------------------
                                                           Shares          Amount             Shares          Amount
                                                        ------------    ------------       ------------    ------------
Shares sold ......................................           978,249    $ 12,250,079            781,367    $  8,799,009
Shares issued upon reinvestment of dividends .....           284,978       3,348,488             77,654         910,107
Shares redeemed ..................................        (1,240,740)    (15,813,512)          (598,521)     (6,792,659)
                                                        ------------    ------------       ------------    ------------
  Net share transactions .........................            22,487        (214,945)           260,500       2,916,457
Reclassification of net investment loss ..........              --          (247,451)              --           (21,475)
                                                        ------------    ------------       ------------    ------------
Net increase (decrease) ..........................            22,487    $   (462,396)           260,500    $  2,894,982
                                                        ============    ============       ============    ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $16,451,031 and $19,874,407, respectively.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are, in the opinion of management, economically appropriate to the reduction of risks involved in the management of the Fund. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract's value are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements. During the year ended December 31, 1996, the Fund did not engage in any futures contracts.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the year ended December 31, 1996.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1996, the Fund has incurred distribution costs of $87,392, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $418,472, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1996 of $8,761 to Gabelli & Company, Inc. and its affiliates.

The Gabelli Global Interactive Couch Potato(R) Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                               February 7, 1994
                                                                        Year Ended December 31,         (Commencement of Operations)
                                                                       1996                1995           through December 31, 1994
                                                                   ------------        ------------       -------------------------
Operating Performance:
          Net asset value, beginning of period ..............      $      11.72        $      10.25              $      10.00
                                                                   ------------        ------------              ------------
          Net investment loss ...............................             (0.09)              (0.01)                    (0.01)
          Net realized and unrealized gain on securities ....              1.56                1.84                      0.26
                                                                   ------------        ------------              ------------
          Total from investment operations ..................              1.47                1.83                      0.25
                                                                   ------------        ------------              ------------

          Distributions from net realized gain on investments             (1.44)              (0.36)                     --
                                                                   ------------        ------------              ------------

Net asset value, end of period ..............................      $      11.75        $      11.72              $      10.25
                                                                   ============        ============              ============

          Total Return(a) ...................................              12.5%               17.9%                      2.5%

Ratios to average net assets/supplemental data:
          Net assets, end of period (in thousands) ..........      $     37,779        $     31,439              $     24,831
          Ratio of operating expenses to average net assets .              2.06%               2.47%                     2.47%(b)
          Ratio of net investment loss to average
  net assets ................................................              (0.7)%             (0.07)%              (0.13)%(b)
          Portfolio turnover rate ...........................                47%               33 %                        14%
          Average commission rate per share(c) ..............      $     0.0226                --                        --


(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for the period of less than one year is not annualized.
(b)  Annualized.
(c) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996
                                -----------------

     Viacom Inc.                             Havas S.A.
     Time Warner Inc.                        Microsoft Corporation
     Cablevision Systems Corp.               News Corporation Limited
     TCI/Liberty Media Group                 The Providence Journal Company
     Telefonica de Espana                    Pulitzer Publishing Company
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Interactive Couch Potato(R) Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Interactive Couch Potato(R) Fund (one of the Funds constituting Gabelli Global Series Funds, Inc.), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Interactive Couch Potato(R) Fund of Gabelli Global Series Funds, Inc. as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods presented in conformity with generally accepted accounting principles.


                                   /s/Grant Thornton LLP

New York, New York
February 27, 1997


--------------------------------------------------------------------------------
                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

    For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, $1.436 per share in long-term capital gains. None of this distribution qualifies for the dividends received deduction available to corporations or includes income from U.S. Treasury securities.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank


Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital


Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President


Marc J. Gabelli
Portfolio Manager

Ivan Arteaga, CPA
Associate Portfolio Manager

Bruce N. Alpert
Vice President
and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------